STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") is effective as of this 10th day of April 2017, by and among Ross Henry Ramsey, a resident of the state of California ("Pledgor"), JBB Partners, Inc., a company registered in State of Louisiana (together with its successors and assigns, "Secured Party") and Golenbock Eiseman Assor Bell & Peskoe LLP as the agent and attorney of the Secured Party ("Agent").

RECITALS

A. On or about the date first above written, International Western Petroleum, Inc., a Nevada corporation ("Borrower") entered into a loan in the amount of Two Hundred Thousand Dollars and 00/100 ($200,000.00) (the "Loan") of which the Pledgor is a significant shareholder; and

B. To induce the Secured Party to enter into the Loan Agreement with the Borrower (the "Loan Agreement"; capitalized terms used herein and not otherwise defined, shall have the meanings set forth in the Loan Agreement), Pledgor, a significant shareholder of the Borrower, has agreed to pledge 17,920,000 shares of common stock owned by the Pledgor in the Borrower (the "Shares") as collateral for the Loan.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Pledge. As collateral security for $100,000 of the principal of the Loan, the interest as to that portion of the Loan and the other obligations under the Loan Agreement and hereunder ("Obligations"), Pledgor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing security interest in, Secured Party's rights, title and interest (whether now or hereafter existing and whether now owned or hereafter acquired) in and to:

(A) the Shares represented by a stock certificate issued to the Pledgor (the "Original Stock Certificate");

(B) any other rights and interests issued in substitution for the Shares or the Original Stock Certificate;

(C) one or more stock powers of the Pledgor to be executed in blank; and

(D) and all Proceeds (as defined in the UCC) and products of the foregoing howsoever Pledgor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise) ((A) through (D) being referred to herein as, the "Pledged Collateral")

Pledgor hereby appoints Agent (and after an Event of Default the Secured Party) as lawful attorney-in-fact to arrange for the transfer of the Pledged Collateral on the books of the Borrower to the name of Secured Party pursuant to the terms of this Agreement. Agent, on behalf of the Secured

Party shall hold the Pledged Collateral as security for the performance of the Obligations and Agent and Secured Party shall not encumber or dispose of the Pledged Collateral, except in accordance with the provisions of this Agreement.

2. Obligation. This pledge is intended to serve as security for the Loan and Loan Agreement, the latter written agreement of which is incorporated herein by reference.

3. Stock Certificate, Delivery of Pledged Collateral. All certificates currently representing any Pledged Collateral (including the Original Stock Certificate and stock power(s)) shall be delivered to Agent upon the execution of this Agreement. Such certificates shall be endorsed in blank by Pledgor and accompanied by a stock power executed in blank and shall not be presented by Secured Party or Agent to the corporation for transfer unless a default occurs in the Obligations as secured hereby. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to Agent or Secured Party (if after a default) promptly upon the receipt thereof by or on behalf of Pledgor. All such other certificates and instruments shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Pledgor further agrees to execute such other documents and to take such other actions as Secured Party deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit Secured Party to exercise any of its rights and remedies hereunder. If Pledgor shall receive, by virtue of its being or having been an owner of the Pledged Collateral, any (i) equity interest certificates (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) during the occurrence of any Event of Default, any dividends payable in cash or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Secured Party, shall segregate it from Pledgor's other property and shall deliver it forthwith to Secured Party in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Secured Party as Pledged Collateral and as further collateral security for the Obligations.

4. Stock Rights. During the term of this Agreement, and so long as no Event of Default has occurred and is continuing, Pledgor shall have the right to vote the Pledged Collateral as fully and freely as if it were not subject to this Agreement and shall further have the right to receive all distributions on account thereof.

5. Representations. Pledgor warrants and represents that (i) it is the sole owner of the Shares, and no other person has any right, title and interest in the Shares, (ii) the Shares are not subject to any community law rights, or such rights have been waived, (iii) there are no restrictions upon the transfer of the Pledged Collateral, other than may appear on the face of the Original Stock Certificate or under applicable securities laws, (iv) Pledgor has the right to transfer such

Pledged Collateral free of any encumbrances, including any provisions of any voting agreement, shareholder agreement, rights of first refusal, co-sale or tag along rights, and pre-emption rights.

6. Adjustments. During the term of this Agreement, if any distribution, reclassification, readjustment, or other change is declared or made in the capital structure of the corporation which has issued the Original Stock Certificate, all new, substituted, and additional stock certificates, or other securities, issued by reason of any such change, shall be held by Secured Party under the terms of this Agreement in the same manner as the Original Stock Certificate originally pledged hereunder.

7. Payment of Promissory Note. Upon the indefeasible cash payment in full of the Obligations (other than indemnification obligations as to which no claim has been made) (including, without limitation, all of the principal and interest due under the Loan Agreement), Secured Party shall cause the Agent to transfer to Pledgor all of the Pledged Collateral. The Agent will take such action to transfer the Pledged Collateral upon a notice jointly signed by the Pledgor and Secured Party, and if there is no joint notice, then upon the notice of the Pledgor to the Agent after the Pledgor has provided the notice to the Secured Party (with evidence of delivery) to which the Agent receives no countervailing instruction from the Secured Party within ten days after the delivery of the notice to the Secured Party. If there is any controversy as to the release of the Pledged Collateral, then the Agent will continue to hold on to the Pledged Collateral until it receives a joint instruction or, at the election, the Agent may turn the Pledged Collateral over to a court of law in the County of the State of New York and resign as otherwise provided herein.

8. Release of Shares. Upon delivery of a joint instruction from the Pledgor and the Secured Party of the closing of the sale of the Shares by Pledgor to the Secured Party or an affiliate thereof, the Pledged Collateral will be released to the Secured Party.

9. Default. If any Event of Default shall have occurred and be continuing, (including, without limitation, an Event of Default arising in connection with Pledgor's failure to perform its obligations under this Agreement and the Loan Agreement), in addition to the other rights of Secured Party set forth herein and in the other Loan Documents, Secured Party shall have the rights and remedies provided in the Uniform Commercial Code as in effect in the State of New York from time to time, and Secured Party may direct the Agent as lawful attorney-in-fact to transfer the Pledged Collateral on the books of the said corporation to the name of Secured Party, and Secured Party may, upon ten (10) days written notice to Pledgor sent by registered mail, and without liability for any diminution in price which may have occurred, sell all of the Pledged Collateral in such manner and for such price as Secured Party may determine. At any bona fide public sale, Secured Party shall be free to purchase all or any part of the Pledged Collateral. Out of the proceeds of any such sale, Secured Party may retain the funds equal to the outstanding Obligations (including, without limitation, principal and interest then due under the terms of the Loan Agreement, plus the amount of the expenses of the sale), and shall pay any balance of such proceeds to Pledgor. In the event that the proceeds of any sale are insufficient to cover the Obligations, Pledgor shall remain liable to Secured Party for any deficiency.

In the Event of Default, Agent may act on the single instructions of the Secured Party, provided that the Agent shall only act to transfer the Pledged Collateral to the Secured Party after the

Secured Party has provided at least ten (10) days' notice to the Pledgor of the instruction to transfer the Collateral.

10. Agent. The Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement. The Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any document. The Agent shall have no duty to solicit any payments which may be due it or the Pledged Collateral. The Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Agent's gross negligence or willful misconduct was the primary cause of any loss to the Pledgor or the Secured Party. The Agent shall have no liability for assets lost or damaged while being delivered to the Agent. The Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held hereunder until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Agent shall have the right to withhold an amount equal to any amount due and owing to the Agent, plus any costs and expenses the Agent shall reasonably believe may be incurred by the Agent in connection with the termination of the Agreement as to the Agent or as to the termination of the Agreement among all the parties. Any corporation, association or partnership into which the Agent may be merged or converted or with which it may be consolidated shall be the Agent under this Agreement without further act. To the extent that any fees, expenses or costs of the Agent cannot be deducted from the Pledged Collateral without a sale of the Pledged Collateral, then those fees, expenses and costs will be borne by the Secured Party.

The Secured Party shall indemnify, defend and save harmless the Agent and its partners, associates, directors, officers, agents and employees, as the case may be (the "indemnitees"), from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Agent's execution and performance of this Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Agent, or (ii) its following any instructions or other directions as

provided herein. The Secured Party acknowledges that the foregoing indemnities shall survive the resignation or removal of the Agent or the termination of this Agreement.

11. Governing Law; Venue. THIS AGREEMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. THE PARTIES AGREE THAT VENUE FOR ANY SUIT, ACTION, PROCEEDING OR LITIGATION ARISING OUT OF OR IN RELATION TO THIS STOCK PLEDGE AGREEMENT WILL BE HELD IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, NEW YORK STATE, HAVING SUBJECT MATTER URISDICTION, AND THE PARTIES HEREBY SUBMIT TO THE JURISDICTION OF THAT COURT.

12. Successors. This Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs or personal representatives. This Agreement shall not be assignable or otherwise transferable by Pledgor without the written consent of Secured Party.

13. Modification. No modification or waiver of any of the terms of this Agreement shall be allowed except by written agreement signed by all the parties hereto.

14. Severability. In the event that any portion of this Agreement is deemed unenforceable, all the other provisions of this Agreement shall remain in full force and effect, and any such unenforceable provision may be modified so as to make it enforceable by any court of law.

15. Counterparts. This Agreement may be executed in counterpart and any signature may be delivered by electronic means, and the counterparts, taken together, will be deemed a fully executed copy of this Agreement.

16. Waiver. No failure on the part of wither the Secured Party or Pledgor to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Secured Party or Pledgor preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

17. Notices. All notices hereunder, subject to the terms hereof, will be made as provided in the Loan Agreement. Notices to the Pledgor will be sent to Ross Henry Ramsey, 154 Oakwood Creek Lane, Weatherford, TX 76088 and to the Secured Party will be sent to JBB Partners, Inc., 409 Terrell Court, New Iberia, LA 70563. Notwithstanding the foregoing, notices to the Agent hereunder must be in a writing, sent by personal delivery, prepaid registered United States mail, or a pre-paid courier service such as Federal Express with signature release, to the following: Golenbock, Eiseman, Assor Bell & Peskoe LLP, 17th Floor, 711 Third Avenue, New York, New York 10017, Attention Andrew D. Hudders, Esq., 212-907-7349. Any party may change by notice the address and person to which notifies to that party are to be addressed by notifying the other parties hereto, as provided herein.

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IN WITNESS WHEREOF, the parties have affixed their signatures to be effective as of the date written at the top of this Agreement.

PLEDGOR

By: ______________________
Name: Ross Henry Ramsey, individually

SECURED PARTY

JBB Partners, Inc.

By: ______________________
Name:
Title:

Authorized Signatory Agent:

Golenbock Eiseman Assor Bell & Peskoe, LLP

By: ______________________
Name: Andrew D. Hudders,
Title: Partner

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") is effective as of this 10th day of April 2017, by and among Benjamin Tran, a resident of the state of California ("Pledgor"), JBB Partners, Inc., a company registered in State of Louisiana (together with its successors and assigns, "Secured Party") and Golenbock Eiseman Assor Bell & Peskoe LLP as the agent and attorney of the Secured Party ("Agent").

RECITALS

A. On or about the date first above written, International Western Petroleum, Inc., a Nevada corporation ("Borrower") entered into a loan in the amount of Two Hundred Thousand Dollars and 00/100 ($200,000.00) (the "Loan") of which the Pledgor is a significant shareholder; and

B. To induce the Secured Party to enter into the Loan Agreement with the Borrower (the "Loan Agreement"; capitalized terms used herein and not otherwise defined, shall have the meanings set forth in the Loan Agreement), Pledgor, a significant shareholder of the Borrower, has agreed to pledge 12,000,000 shares of common stock owned by the Pledgor in the Borrower (the "Shares") as collateral for the Loan.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Pledge. As collateral security for $100,000 of the principal of the Loan, the interest as to that portion of the Loan and the other obligations under the Loan Agreement and hereunder ("Obligations"), Pledgor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing security interest in, Secured Party's rights, title and interest (whether now or hereafter existing and whether now owned or hereafter acquired) in and to:

(A) the Shares represented by a stock certificate issued to the Pledgor (the "Original Stock Certificate");

(B) any other rights and interests issued in substitution for the Shares or the Original Stock Certificate;

(C) one or more stock powers of the Pledgor to be executed in blank; and

(D) and all Proceeds (as defined in the UCC) and products of the foregoing howsoever Pledgor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise) ((A) through (D) being referred to herein as, the "Pledged Collateral")

Pledgor hereby appoints Agent (and after an Event of Default the Secured Party) as lawful attorney-in-fact to arrange for the transfer of the Pledged Collateral on the books of the Borrower to the name of Secured Party pursuant to the terms of this Agreement. Agent, on behalf of the Secured

Party shall hold the Pledged Collateral as security for the performance of the Obligations and Agent and Secured Party shall not encumber or dispose of the Pledged Collateral, except in accordance with the provisions of this Agreement.

2. Obligation. This pledge is intended to serve as security for the Loan and Loan Agreement, the latter written agreement of which is incorporated herein by reference.

3. Stock Certificate, Delivery of Pledged Collateral. All certificates currently representing any Pledged Collateral (including the Original Stock Certificate and stock power(s)) shall be delivered to Agent upon the execution of this Agreement. Such certificates shall be endorsed in blank by Pledgor and accompanied by a stock power executed in blank and shall not be presented by Secured Party or Agent to the corporation for transfer unless a default occurs in the Obligations as secured hereby. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to Agent or Secured Party (if after a default) promptly upon the receipt thereof by or on behalf of Pledgor. All such other certificates and instruments shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Pledgor further agrees to execute such other documents and to take such other actions as Secured Party deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit Secured Party to exercise any of its rights and remedies hereunder. If Pledgor shall receive, by virtue of its being or having been an owner of the Pledged Collateral, any (i) equity interest certificates (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) during the occurrence of any Event of Default, any dividends payable in cash or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Secured Party, shall segregate it from Pledgor's other property and shall deliver it forthwith to Secured Party in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Secured Party as Pledged Collateral and as further collateral security for the Obligations.

4. Stock Rights. During the term of this Agreement, and so long as no Event of Default has occurred and is continuing, Pledgor shall have the right to vote the Pledged Collateral as fully and freely as if it were not subject to this Agreement and shall further have the right to receive all distributions on account thereof.

5. Representations. Pledgor warrants and represents that (i) it is the sole owner of the Shares, and no other person has any right, title and interest in the Shares, (ii) the Shares are not subject to any community law rights, or such rights have been waived, (iii) there are no restrictions upon the transfer of the Pledged Collateral, other than may appear on the face of the Original Stock Certificate or under applicable securities laws, (iv) Pledgor has the right to transfer such

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Pledged Collateral free of any encumbrances, including any provisions of any voting agreement, shareholder agreement, rights of first refusal, co-sale or tag along rights, and pre-emption rights.

6. Adjustments. During the term of this Agreement, if any distribution, reclassification, readjustment, or other change is declared or made in the capital structure of the corporation which has issued the Original Stock Certificate, all new, substituted, and additional stock certificates, or other securities, issued by reason of any such change, shall be held by Secured Party under the terms of this Agreement in the same manner as the Original Stock Certificate originally pledged hereunder.

7. Payment of Promissory Note. Upon the indefeasible cash payment in full of the Obligations (other than indemnification obligations as to which no claim has been made) (including, without limitation, all of the principal and interest due under the Loan Agreement), Secured Party shall cause the Agent to transfer to Pledgor all of the Pledged Collateral. The Agent will take such action to transfer the Pledged Collateral upon a notice jointly signed by the Pledgor and Secured Party, and if there is no joint notice, then upon the notice of the Pledgor to the Agent after the Pledgor has provided the notice to the Secured Party (with evidence of delivery) to which the Agent receives no countervailing instruction from the Secured Party within ten days after the delivery of the notice to the Secured Party. If there is any controversy as to the release of the Pledged Collateral, then the Agent will continue to hold on to the Pledged Collateral until it receives a joint instruction or, at the election, the Agent may turn the Pledged Collateral over to a court of law in the County of the State of New York and resign as otherwise provided herein.

8. Release of Shares. Upon delivery of a joint instruction from the Pledgor and the Secured Party of the closing of the sale of the Shares by Pledgor to the Secured Party or an affiliate thereof, the Pledged Collateral will be released to the Secured Party.

9. Default. If any Event of Default shall have occurred and be continuing, (including, without limitation, an Event of Default arising in connection with Pledgor's failure to perform its obligations under this Agreement and the Loan Agreement), in addition to the other rights of Secured Party set forth herein and in the other Loan Documents, Secured Party shall have the rights and remedies provided in the Uniform Commercial Code as in effect in the State of New York from time to time, and Secured Party may direct the Agent as lawful attorney-in-fact to transfer the Pledged Collateral on the books of the said corporation to the name of Secured Party, and Secured Party may, upon ten (10) days written notice to Pledgor sent by registered mail, and without liability for any diminution in price which may have occurred, sell all of the Pledged Collateral in such manner and for such price as Secured Party may determine. At any bona fide public sale, Secured Party shall be free to purchase all or any part of the Pledged Collateral. Out of the proceeds of any such sale, Secured Party may retain the funds equal to the outstanding Obligations (including, without limitation, principal and interest then due under the terms of the Loan Agreement, plus the amount of the expenses of the sale), and shall pay any balance of such proceeds to Pledgor. In the event that the proceeds of any sale are insufficient to cover the Obligations, Pledgor shall remain liable to Secured Party for any deficiency.

In the Event of Default, Agent may act on the single instructions of the Secured Party, provided that the Agent shall only act to transfer the Pledged Collateral to the Secured Party after the

Secured Party has provided at least ten (10) days' notice to the Pledgor of the instruction to transfer the Collateral.

10. Agent. The Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement. The Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any document. The Agent shall have no duty to solicit any payments which may be due it or the Pledged Collateral. The Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Agent's gross negligence or willful misconduct was the primary cause of any loss to the Pledgor or the Secured Party. The Agent shall have no liability for assets lost or damaged while being delivered to the Agent. The Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held hereunder until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Agent shall have the right to withhold an amount equal to any amount due and owing to the Agent, plus any costs and expenses the Agent shall reasonably believe may be incurred by the Agent in connection with the termination of the Agreement as to the Agent or as to the termination of the Agreement among all the parties. Any corporation, association or partnership into which the Agent may be merged or converted or with which it may be consolidated shall be the Agent under this Agreement without further act. To the extent that any fees, expenses or costs of the Agent cannot be deducted from the Pledged Collateral without a sale of the Pledged Collateral, then those fees, expenses and costs will be borne by the Secured Party.

The Secured Party shall indemnify, defend and save harmless the Agent and its partners, associates, directors, officers, agents and employees, as the case may be (the "indemnitees"), from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Agent's execution and performance of this Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Agent, or (ii) its following any instructions or other directions as

provided herein. The Secured Party acknowledges that the foregoing indemnities shall survive the resignation or removal of the Agent or the termination of this Agreement.

11. Governing Law; Venue. THIS AGREEMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. THE PARTIES AGREE THAT VENUE FOR ANY SUIT, ACTION, PROCEEDING OR LITIGATION ARISING OUT OF OR IN RELATION TO THIS STOCK PLEDGE AGREEMENT WILL BE HELD IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, NEW YORK STATE, HAVING SUBJECT MATTER URISDICTION, AND THE PARTIES HEREBY SUBMIT TO THE JURISDICTION OF THAT COURT.

12. Successors. This Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs or personal representatives. This Agreement shall not be assignable or otherwise transferable by Pledgor without the written consent of Secured Party.

13. Modification. No modification or waiver of any of the terms of this Agreement shall be allowed except by written agreement signed by all the parties hereto.

14. Severability. In the event that any portion of this Agreement is deemed unenforceable, all the other provisions of this Agreement shall remain in full force and effect, and any such unenforceable provision may be modified so as to make it enforceable by any court of law.

15. Counterparts. This Agreement may be executed in counterpart and any signature may be delivered by electronic means, and the counterparts, taken together, will be deemed a fully executed copy of this Agreement.

16. Waiver. No failure on the part of wither the Secured Party or Pledgor to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Secured Party or Pledgor preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

17. Notices. All notices hereunder, subject to the terms hereof, will be made as provided in the Loan Agreement. Notices to the Pledgor will be sent to Benjamin Tran, 49 Monterey Pine, Newport Coast, CA 92657 and to the Secured Party will be sent to JBB Partners, Inc., 409 Terrell Court, New Iberia, LA 70563. Notwithstanding the foregoing, notices to the Agent hereunder must be in a writing, sent by personal delivery, prepaid registered United States mail, or a pre-paid courier service such as Federal Express with signature release, to the following: Golenbock, Eiseman, Assor Bell & Peskoe LLP, 17th Floor, 711 Third Avenue, New York, New York 10017, Attention Andrew D. Hudders, Esq., 212-907-7349. Any party may change by notice the address and person to which notifies to that party are to be addressed by notifying the other parties hereto, as provided herein.

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IN WITNESS WHEREOF, the parties have affixed their signatures to be effective as of the date written at the top of this Agreement.

PLEDGOR

By: ______________________

Name: Benjamin Tran, individually

SECURED PARTY

JBB Partners, Inc.

By: ______________________

Name:

Title: Authorized Signatory

Agent

Golenbock Eiseman Assor Bell & Peskoe, LLP

By: ______________________

Name: Andrew D. Hudders,

Title: Partner